SCHWAB CAPITAL TRUST

Schwab Active Equity Funds

Schwab Financial Services FundTM

Supplement dated June 7, 2016 to the Prospectus and Statement of Additional Information (SAI), each dated February 25, 2016

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

At a meeting held on June 1, 2016, the Board of Trustees of Schwab Capital Trust (the Trust) approved the liquidation of the Schwab Financial Services Fund (the Fund).

Accordingly, effective at market close on June 7, 2016 (the Closing Date), the Fund is closed to new investment from all investors except for additional investment by existing qualified retirement plans. All existing investors may continue to receive dividends and/or distributions in the form of additional shares of the Fund. The Fund anticipates making a distribution of any dividends and capital gains of the Fund prior to its liquidation. Effective as of the Closing Date, shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of the Fund. The Fund may modify the implementation of these transaction policies to accommodate certain intermediaries’ system requirements.

The Fund will redeem all of its outstanding shares on or about August 9, 2016 (the Liquidation Date), and distribute the proceeds to the Fund’s shareholders (subject to maintenance of appropriate reserves for liquidation and other expenses). Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Schwab Fund for which they are eligible to purchase at any time prior to the Liquidation Date.

Effective June 8, 2016, through the Liquidation Date, the Fund’s investment adviser will waive fees and reimburse the Fund for all operating expenses, and the Fund will waive its redemption fee.

As shareholders redeem shares of the Fund between the date of this supplement and the Liquidation Date, the Fund may not be able to continue to invest its assets in accordance with its stated investment policies as a result of the decrease in the Fund’s assets. In addition, effective immediately, the Fund will begin winding up its business and affairs, and the Fund will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash, cash equivalents or other liquid assets. Accordingly, the Fund may not be able to achieve its investment objective and may deviate from its investment policies during the period between the date of this supplement and the Liquidation Date.

As is the case with other redemptions, each shareholder’s redemption, including a mandatory redemption on the Liquidation Date, may constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged accounts. Shareholders should contact their tax advisors to discuss the potential income tax consequences of the liquidation.

Shareholders in the Fund, as of the Liquidation Date, will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities.

Once the Fund has been liquidated, all references to the Fund are deleted from the Prospectus and Statement of Additional Information.

A copy of the Fund’s prospectus and this supplement is available on the Fund’s website www.csimfunds.com/schwabfunds_prospectus, and the Fund will provide additional information, should it become available, on its website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG92221-00 (06/16) 00168634